Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2021
Disclosure of commitments [text block] [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 11 - COMMITMENTS AND CONTINGENT LIABILITIES:

a.	Royalties payable to the IIA On July 2, 2018, Safe-T completed the purchase of the intellectual property of CyKick Ltd. (“CyKick”) As part of such purchase, Safe-T committed to take CyKick’s liability of $374 thousand to pay royalties to the IIA on proceeds from sales of products in the research and development of which the IIA participated by way of grants. Royalties are payable at the rate of 3% to 3.5% of the proceeds from such sales. For the year ended December 31, 2021, the Company paid royalties in an amount of $9 thousand. Nevertheless, until final approval of the IIA to close the plan, Safe-T is formally committed to report and pay royalties for future revenues.

b.	Bright Data Action

On June 11, 2020, Bright Data Ltd. (formerly Luminati Networks Ltd.) (“Bright Data”) filed an action alleging infringement by NetNut, as well as claims of trade secret misappropriation. Pursuant to a confidential settlement agreement, the case was dismissed without prejudice on December 10, 2021, with no monetary payment from NetNut to Bright Data and with no effect on NetNut’s ongoing services for customers.

On June 18, 2021, Bright Data filed an action alleging infringement of two U.S. Patents. Bright Data amended its complaint on October 11, 2021, to additionally assert infringement of additional three US Patents, as well as a claim for alleged false advertising. NetNut has consistently challenged the patentability of Bright Data’s patents, both in court and at the U.S. Patent and Trademark Office (“USPTO”). To date, NetNut has filed several requests for inter parties review and ex parte reexamination. The goal of these proceedings is to request the USPTO to re-examine the subject matter of the patents to reconsider whether claims are patentable, thereby challenging the validity of Bright Data’s patents. In each of NetNut’s USPTO challenges reaching a preliminary decision on the merits, the USPTO has agreed with NetNut’s positions that Bright Data’s patents are likely unpatentable.

Management is of the opinion that no violation was made by NetNut with respect to the asserted patents. NetNut denies any wrongdoing or liability and intends to defend itself against this complaint. As such, no amounts have been accrued related to the outcome of such claim.

c.	Contingent consideration

NetNut’s contingent consideration

During the year ended on December 31, 2021, the Company paid a final amount of $915 thousand on behalf of the remaining contingent consideration liability. As of December 31, 2021, the Company has no liability in connection with NetNut’s contingent consideration.

NNNW’s contingent consideration

As of December 31, 2021, the Company has no liability in connection with NNNW’s contingent consideration as the milestones, as determined in equity purchase agreement, were not achieved. As a result, during the year ended on December 31, 2021, the Company recorded a gain of $684 thousand as contingent consideration measurement. See Note 16 for further information.